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                                                                    EXHIBIT 23.6


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Network Information Technology, Inc., we hereby consent to the use of our report dated June 12, 1998 included in this Registration Statement of PLATINUM Technology, Inc. filed on Form S-4 and to all reference to our Firm included in this Registration Statement.



                                       /s/ ARTHUR ANDERSEN LLP


New York, New York
January 29, 1999